SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 17, 2015

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 17, 2015, Endurance Specialty Holdings Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters included on Schedule 1 thereto, for the sale by the Company of 8,000,000 depositary shares (the “Depositary Shares”) representing a 1/1,000th interest in a share of 6.350% Non-Cumulative Preferred Shares, Series C, par value $1.00 (the “Series C Preferred Shares”). The Depositary Shares were sold under the Company’s shelf registration statement on Form S-3ASR (Reg. No. 333-200914) (the “Form S-3ASR”). The Company intends to use the net proceeds from this offering, together with cash on hand, to redeem all of its outstanding Series A Preferred Shares. Beginning on December 15, 2015, the 8,000,000 outstanding Series A Preferred Shares are redeemable at the Company’s option at a price of $25 per share plus declared and unpaid dividends, if any and upon prior written notice of not less than 30 and not more than 60 days. The Company intends to use any remaining net proceeds for general corporate purposes, including repurchases of outstanding debt and to support the underwriting activities of its insurance and reinsurance subsidiaries. The Company intends to list the Depositary Shares on the New York Stock Exchange under the symbol “ENHPRC.”

The offering of the Depositary Shares described in this Current Report on Form 8-K is more fully described in the Company’s final prospectus supplement, as filed with the Securities and Exchange Commission on November 19, 2015 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, constituting a part of the Company’s Form S-3ASR. The offering of the Depositary Shares is expected to close on November 24, 2015. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 17, 2015, by and among Endurance Specialty Holdings Ltd., and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters included on Schedule 1 thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2015

By:	/s/ John V. Del Col
Name: John V. Del Col
Title: General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 17, 2015, by and among Endurance Specialty Holdings Ltd., and Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters included on Schedule 1 thereto.